[LEHMAN BROTHERS LOGO]                                        [UBS WARBURG LOGO]


                    LB-UBS COMMERCIAL MORTGAGE TRUST 2002-C1
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2002-C1

                                 $1,260,606,493
                                  (APPROXIMATE)
                          INITIAL MORTGAGE POOL BALANCE


                                             % OF INITIAL
                          STATE              POOL BALANCE
                      ----------------     ----------------
                      California               29.1%
                      Texas                     9.7%
                      Florida                   7.9%
                      Connecticut               7.6%
                      Maryland                  7.4%
                      New York                  6.9%
                      Nevada                    6.7%
                      Louisiana                 4.0%
                      North Carolina            3.1%
                      Virginia                  2.9%
                      Georgia                   1.9%
                      Arizona                   1.9%
                      Tennessee                 1.7%
                      Kentucky                  1.2%
                      Wisconsin                 0.9%
                      New Hampshire             0.9%
                      Ohio                      0.7%
                      Indiana                   0.7%
                      New Jersey                0.7%
                      Minnesota                 0.6%
                      Michigan                  0.5%
                      Pennsylvania              0.4%
                      Missouri                  0.4%
                      South Carolina            0.3%
                      Kansas                    0.3%
                      Alabama                   0.3%
                      Oregon                    0.3%
                      West Virginia             0.2%
                      Hawaii                    0.2%
                      Washington, D.C.          0.2%
                      Colorado                  0.1%
                      Maine                     0.1%
                      Oklahoma                  0.1%
                      Massachusetts             0.1%
                      Arkansas                  0.1%
                      Rhode Island              0.0%


                    % of Initial Pool by Cut-Off Date Balance

LEHMAN BROTHERS                                                      UBS WARBURG
                              SALOMON SMITH BARNEY

                                  PAGE 1 OF 21

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

                    LB-UBS COMMERCIAL MORTGAGE TRUST 2002-C1
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2002-C1

==================================================================================================================================
CLASS(1)        ORIGINAL FACE           RATINGS            COUPON        INITIAL   WTD AVG LIFE     PRINCIPAL        OFFERING
                   AMOUNT            (MOODY'S/S&P)      DESCRIPTION      COUPON    (YEARS) (2)      WINDOW(2)          TYPE
----------------------------------------------------------------------------------------------------------------------------------
   A-1                                  AAA/Aaa          Fixed Rate                                                   Public
----------------------------------------------------------------------------------------------------------------------------------
   A-2                                  AAA/Aaa          Fixed Rate                                                   Public
----------------------------------------------------------------------------------------------------------------------------------
   A-3                                  AAA/Aaa          Fixed Rate                                                   Public
----------------------------------------------------------------------------------------------------------------------------------
   A-4                                  AAA/Aaa          Fixed Rate                                                   Public
----------------------------------------------------------------------------------------------------------------------------------
   A-5                                  AAA/Aaa          Fixed Rate                                                   Public
----------------------------------------------------------------------------------------------------------------------------------
    B                                    AA/Aa2        Fixed Rate(3)                                                  Public
----------------------------------------------------------------------------------------------------------------------------------
    C                                   AA-/Aa3        Fixed Rate(3)                                                  Public
----------------------------------------------------------------------------------------------------------------------------------
    D                                    A+/A1         Fixed Rate(3)                                                  Public
----------------------------------------------------------------------------------------------------------------------------------
    E                                     A/A2         Fixed Rate(3)                                                  Public
----------------------------------------------------------------------------------------------------------------------------------
    F                                    A-/ A3        Fixed Rate(3)                                                  Public
----------------------------------------------------------------------------------------------------------------------------------
    G                                  BBB+/Baa1        Fixed Rate(3)                                              Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    H                                   BBB/Baa2           WAC(4)                                                  Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    J                                  BBB-/Baa3           WAC(4)                                                  Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    K                                   BB+/Ba1          Fixed Rate                                                Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    L                                    BB/Ba2          Fixed Rate                                                Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    M                                   BB-/Ba3          Fixed Rate                                                Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    N                                    B+/B1           Fixed Rate                                                Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    P                                     B/B2           Fixed Rate                                                Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    Q                                    B-/B3           Fixed Rate                                                Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    S                                   CCC/Caa2         Fixed Rate                                                Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    T                                      NR            Fixed Rate                                                Private 144A
----------------------------------------------------------------------------------------------------------------------------------
  X-CL                      (5)         AAA/Aaa       Variable I/O(8)                  (6)              (7)        Private 144A
----------------------------------------------------------------------------------------------------------------------------------
  X-CP                      (5)         AAA/Aaa       Variable I/O(8)                  (6)              (7)        Private 144A
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL                                    --                --                        --              --               --
==================================================================================================================================


(1)  Sequential pay structure except in the case of Class A-2, Class A-3, Class A-4, Class A-5, Class C-CL and Class
     X-CP, which receive interest pro-rata with Class A-1. ___________% of the Principal Distribution Amount to Class
     A-3 (until such class is retired), and the balance of the Principal Distribution Amount to Class A-1, A-2, and A-4
     in numeric sequential order until such class is retired. After Class A-4 is retired, principal up to the Principal
     Distribution Amount to Class A-5 until such class is retired, unless and until the principal balances of Classes B through T are retired, thereafter the A Classes receive principal pro rata.
(2)  Expected assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and pay off on their respective anticipated repayment dates.
(3)  For any distribution date, if the weighted average of certain net interest rates on the mortgage loans is less than the rate specified as the initial coupon for such class, then the pass-through rate for that class of certificates on that distribution date will equal such weighted average net interest rate.
(4)  "WAC" describes a variable coupon equal, for any distribution dates, to the weighted average of certain net interest rates on the underlying mortgage loans.
(5)  Represents the notional amount..
(6)  Represents weighted average life of the notional amount.
(7)  Represents period over which the notional amount will be reduced to zero.
(8)  Class X-CL and Class X-CP certificates have rights to the excess interest on all underlying mortgage loans.


                                  PAGE 2 OF 21

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES
REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION
MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER
THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE
REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE
COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE
LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE
OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING
ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE
UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE
UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES
AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE
OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY
AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES.
THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS
HEREOF AND BY THE OFFERING DOCUMENT.


CERTAIN OFFERING POINTS

     o ORIGINATORS OF COLLATERAL. The collateral consists of 152 mortgage loans (the "Mortgage Loans") with a principal balance, as of March 11, 2002 (the "Cut-Off Date"), of approximately $1.26 billion. Generally, the mortgage loans were originated by affiliates of Lehman Brothers Bank FSB or UBS Warburg Real Estate Investments Inc., either directly or through conduit correspondents.

     o CALL PROTECTION. 100.0% of the Mortgage Loans contain call protection provisions. As of the Cut-Off Date, 100.0% of the Mortgage Loans provide for an initial lockout period. Following their initial lockout periods, 146 Mortgage Loans representing 93.5% of the initial mortgage pool balance prohibit voluntary prepayments but permit defeasance for some part of their remaining terms. The Mortgage Loans are generally prepayable without penalty between zero to six months prior to Mortgage Loan maturity or anticipated repayment date ("ARD"), with a weighted average open period of two months.

     o    NO LOAN IS DELINQUENT 30 DAYS OR MORE AS OF THE CUT-OFF DATE.

     o WEIGHTED AVERAGE REMAINING LOCK-OUT PERIOD AND, IF APPLICABLE, DEFEASANCE OF 97.0 MONTHS.

     o $8,293,464 AVERAGE LOAN BALANCE AS OF THE CUT-OFF DATE; $6,690,710 AVERAGE LOAN BALANCE EXCLUDING THE TWO A NOTE INVESTMENT GRADE LOANS AS THE CUT-OFF DATE.

     o 1.56X WEIGHTED AVERAGE UNDERWRITTEN DEBT SERVICE COVERAGE RATIO ("U/W DSCR"), BASED ON UNDERWRITTEN NET CASH FLOW, AS OF THE CUT-OFF DATE.

     o    65.0% WEIGHTED AVERAGE LOAN TO VALUE ("LTV") AS OF THE CUT-OFF DATE.

     o    57.0% WEIGHTED AVERAGE LTV AT MATURITY OR ARD.

     o THERE WILL BE TEN INVESTMENT GRADE LOANS TO BE INCLUDED IN THE MORTGAGE POOL (the Mortgage Loans secured by Fashion Valley Mall, 400 Atlantic Street, U-Haul Portfolio, 235 Second Street, Westfield Portfolio and Lakeside at Loudon I & II, respectively), representing in the aggregate 31.1% of the initial mortgage pool balance as of the Cut-Off Date, which have been confirmed to us by S&P and Moody's, in the context of their inclusion in the securitization trust, as having investment grade credit characteristics (the "Investment Grade Loans").

     o TWO OF THE INVESTMENT GRADE LOANS ARE THE A NOTE LOANS OF THE "A/B NOTE" STRUCTURE ("FASHION VALLEY MALL A NOTE LOAN" AND "400 ATLANTIC STREET A NOTE LOAN"): As of the Cut-Off Date, the Fashion Valley Mall A Note Loan ($170,000,000) has a 51.2% LTV and a 1.95x U/W DSCR. S&P and Moody's have confirmed to us that the Fashion Valley Mall A Note Loan, in the context of its inclusion in the securitization trust, has credit characteristics consistent with obligations rated AA+/Aa2, respectively. Additionally, the Fashion Valley Mall Loan has a "Companion Loan" evidenced by a B Note and secured by the same collateral. S&P and Moody's have confirmed to us that such Companion Loan, or the securities backed thereby, has credit characteristics consistent with an obligation rated investment grade (BBB+/Baa1). As of the Cut-Off Date, the 400 Atlantic Street A Note Loan ($87,000,000) has a 43.5% LTV and a 2.38x U/W DSCR. S&P and Moody's have confirmed to us that 400 Atlantic Street A Note Loan, in the context of its inclusion in the securitization trust, has credit characteristics consistent with obligations rated AA-/A2, respectively.

     o PROPERTY TYPE DIVERSIFICATION (BY ALLOCATED PROPERTY BALANCE): 37.0% Retail (18.4% Anchored, 15.2% Regional Mall and 3.4% Unanchored); 32.1% Office; 16.4% Multifamily; 5.9% Self-Storage; 5.3% Industrial/Warehouse; 1.7% Mobile Home Park; 1.7% Hotel.

     o GEOGRAPHIC DISTRIBUTION (BY BALANCE): The properties are distributed throughout 35 states and the District of Columbia. California (29.1%); Texas (9.7%); Florida (7.9%); Connecticut (7.6%); Maryland (7.4%); New York (6.9%); Nevada (6.7%); Louisiana (4.0%); North Carolina (3.1%); and Virginia (2.9%). All other states and the District of Columbia are less than 2% each.

     o MONTHLY INVESTOR REPORTING: Updated collateral summary information will be part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and occupancy information, to the extent delivered by borrowers, will be available to Certificateholders through the Trustee.

     o    CASH FLOWS WILL BE MODELED ON BLOOMBERG.

       Except as otherwise indicated, percentages (%) represent the scheduled principal balance of the subject loan or loans as of the Cut-Off Date (as to each loan, the "Cut-Off Date Balance") compared to the total scheduled principal balance of the entire mortgage pool as of the Cut-Off Date (the "Initial Pool Balance"); weighted averages are derived using Cut-Off Date Balances; loans with properties in multiple states have been allocated to certain states based upon "allocated loan amounts" or appraisal amount if the loan did not have allocated loan amounts.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

    RATING AGENCIES:      Standard and Poor's, a division of The McGraw-Hill
                          Companies, Inc. ("S&P") and Moody's Investors
                          Service, Inc. ("Moody's")

    TRUSTEE:              LaSalle Bank National Association

    FISCAL AGENT:         ABN AMRO Bank N.V.

    MASTER SERVICER:      First Union National Bank

    SPECIAL SERVICER:     Lennar Partners, Inc.

    CLOSING DATE:         Week of March 25, 2002

    CUT-OFF DATE:         March 11, 2002

    PUBLIC
    CERTIFICATES:         Classes A-1, A-2, A-3, A-4, A-5, B, C, D, E and F

    PRIVATE
    CERTIFICATES*:        Classes X-CL, X-CP, G, H, J, K, L, M, N, P, Q, S and T
                          *The Private Certificates are not offered hereby.

    ERISA: Classes A-1, A-2, A-3, A-4, A-5, B, C, D, E and F are expected to be eligible for the lead managers' individual prohibited transaction exemption.

    DETERMINATION DATE:   11th day of each month or, if such day is not a
                          business day, then the following business day.

    DISTRIBUTION DATE:    Pays on the 4th business day after  Determination Date
                          of each month, commencing in April 2002.

    OPTIONAL CALL:        1% Clean-up Call.

    MORTGAGE LOANS:       As of the Cut-Off Date, the Mortgage Loans have a
                          weighted average coupon ("WAC") of 7.187% per annum and a weighted average remaining term to maturity of 103 months (assuming that the ARD loans pay in full on their respective anticipated repayment dates). See the Collateral Overview Tables at the end of this memo for more Mortgage Loan details.

    CREDIT
    ENHANCEMENT:          Credit enhancement for each class of offered
                          Certificates will be provided by the classes of Certificates which are subordinate in priority with respect to payments of interest and principal.

    DISTRIBUTIONS:        As to any Distribution Date, the total amount of
                          payments (or advances in lieu thereof) and other collections of principal on the Mortgage Loans that is distributable to the Certificateholders is herein referred to as the "Principal Distribution Amount".
                          Principal and interest payments will generally be made to Certificateholders in the following order:

                          1) Interest to Class A-1, Class A-2, Class A-3, Class
                             A-4, Class A-5, Class X-CL and Class X-CP pro rata,

                          2) ___________% of the Principal Distribution Amount
                             to Class A-3 (until such class is retired), and the balance of the Principal Distribution Amount to Class A-1, A-2, and A-4 in numeric sequential order until such class is retired, (1)

                          3) After Class A-4 is retired, principal up to the
                             Principal Distribution Amount to Class A-5 until such class is retired,

                          4) Interest to Class B, and then, after Class A-5 is
                             retired, principal up to the Principal Distribution Amount to Class B until such Class is retired,

                          5) Interest to Class C, and then, after Class B is
                             retired, principal up to the Principal Distribution Amount to Class C until such Class is retired,

                          6) Interest to Class D, and then, after Class C is
                             retired, principal up to the Principal Distribution Amount to Class D until such Class is retired,

                          7) Interest to Class E, and then, after Class D is
                             retired, principal up to the Principal Distribution Amount to Class E until such Class is retired,

                          8) Interest to Class F, and then, after Class E is
                             retired, principal up to the Principal Distribution Amount to Class F until such Class is retired; interest and principal up to the related Principal Distribution Amount to Classes G, H, J, K, L, M, N, P, Q, S and T Classes, sequentially.

                          (1) A-1, A-2, A-3, A-4 and A-5 Classes are pro rata if
                              Classes B through T are retired.

REALIZED LOSSES:          Realized Losses from any Mortgage Loan will be
                          allocated in reverse sequential order (i.e., Classes
                          T, S, Q, P, N, M, L, K, J, H, G, F, E, D, C and B, in that order). If Classes B through T have been retired by losses, Realized Losses shall be applied to the Classes A-1, A-2, A-3, A-4 and A-5 pro-rata.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

APPRAISAL REDUCTIONS:     With respect to certain specially serviced Mortgage
                          Loans as to which an appraisal is required, including any Mortgage Loan that becomes 60 days (or, in the case of a balloon payment, depending on the circumstances 20 to 30 days) delinquent as to any payment of principal and/or interest, an Appraisal
                          Reduction Amount may be created, generally in the amount, if any, by which the unpaid and unadvanced principal balance of such Mortgage Loan, together with unadvanced interest, unreimbursed advances and certain other items, exceeds the sum of 90% of the appraised value of the related Mortgaged Property, plus certain escrows, letters of credit and reserve funds. The
                          Appraisal Reduction Amount will reduce proportionately the P&I Advance for that loan, which reduction may result in a shortfall of interest to one or more of the most subordinate classes of interest-bearing certificates outstanding. The Appraisal Reduction
                          Amount will be reduced to zero as of the date the related Mortgage Loan has been brought current for a specified number of months, paid in full, repurchased or otherwise liquidated, and any shortfalls borne by the subordinate classes may be paid from amounts recovered from the related borrower.

MINIMUM DENOMINATIONS:

                                                                MINIMUM             INCREMENTS
                      CLASSES                                 DENOMINATION          THEREAFTER          DELIVERY
----------------------------------------------------------------------------------------------------------------------
   A-1, A-2, A-3, A-4, A-5, B, C, D, E AND F                    $10,000                 $1                 DTC


PREPAYMENT PREMIUMS(1)

=======================================================================================================================
    PREPAYMENT      4/1/02   4/1/03   4/1/04   4/1/05   4/1/06   4/1/07   4/1/08    4/1/09   4/1/10   4/1/11   4/1/12
     PREMIUM
-----------------------------------------------------------------------------------------------------------------------
 LOCK-OUT / DEF.    100.0%   97.6%    95.8%    94.7%    93.3%    93.6%     93.6%    93.5%    97.2%    95.9%    100.0%
-----------------------------------------------------------------------------------------------------------------------
YIELD MAINTENANCE     -       2.4%     4.2%     5.3%     6.7%     6.4%     5.0%      6.5%     2.8%     2.8%      -
=======================================================================================================================
    SUB TOTAL:      100.0%   100.0%   100.0%   100.0%   100.0%   100.0%    98.5%    100.0%   100.0%   98.7%    100.0%
=======================================================================================================================

-----------------------------------------------------------------------------------------------------------------------
        2%            -        -        -        -        -        -         -        -        -        -        -
-----------------------------------------------------------------------------------------------------------------------
        1%            -        -        -        -        -        -         -        -        -        -        -
-----------------------------------------------------------------------------------------------------------------------
       OPEN           -        -        -        -        -        -       1.5%       -        -       1.3%      -
=======================================================================================================================
      TOTAL:        100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%    100.0%   100.0%   100.0%   100.0%
=======================================================================================================================

(1) Each percentage represents percentage of then outstanding balance as of the date shown, assuming no prepayments or defaults and ARD loans mature and payoff on their respective anticipated repayment dates.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

OPEN PREPAYMENT PERIOD AT END OF LOAN (I.E. PRIOR TO MATURITY DATE OR ARD, AS APPLICABLE):

================================================================================
     OPEN PERIOD AT END            NUMBER OF LOANS            % OF INITIAL
         OF LOAN(1)                                           POOL BALANCE
--------------------------------------------------------------------------------
            NONE                          27                      11.7%
--------------------------------------------------------------------------------
          1 MONTH                         38                      23.1%
--------------------------------------------------------------------------------
          2 MONTHS                        27                      17.2%
--------------------------------------------------------------------------------
          3 MONTHS                        57                      45.0%
--------------------------------------------------------------------------------
          4 MONTHS                        2                        1.8%
--------------------------------------------------------------------------------
          6 MONTHS                        1                        1.3%
================================================================================
           TOTAL:                        152                     100.0%
================================================================================
(1) Weighted average open period through maturity of the mortgage loans is two months.

RESERVES:                 The table below does not include the two A Note Loans
                          that have been confirmed by S&P and Moody's, as having in the context of their inclusion in the trust, credit characteristics consistent with obligations rated investment grade.

===============================================================================
              ESCROW TYPES(1)                           % OF CONDUIT LOANS
                                                            W/ESCROWS(2)
-------------------------------------------------------------------------------
Replacement Reserves                                           97.0%
-------------------------------------------------------------------------------
Taxes                                                          99.8%
-------------------------------------------------------------------------------
Insurance                                                    89.4%(3)
-------------------------------------------------------------------------------
TI & LC (Industrial)                                          100.0%
-------------------------------------------------------------------------------
TI & LC (Retail)                                               86.5%
-------------------------------------------------------------------------------
TI & LC (Office)                                               92.2%
===============================================================================
(1) Escrows are in the form of either up-front reserves, periodic cash deposits or letters of credit.
(2)  As of the Cut-Off Date.
(3) In instances where there are no insurance escrows, certain creditworthy tenants are permitted to maintain insurance or self-insure.


CASH MANAGEMENT:          Mortgage Loans representing 96.5% of the initial
                          mortgage pool balance employ cash management systems.

===============================================================================
                                                     MORTGAGE POOL

-------------------------------------------------------------------------------
Springing Lockbox                                51.1% of Initial Pool Balance
-------------------------------------------------------------------------------
Hard Lockbox (1)                                 41.4% of Initial Pool Balance
-------------------------------------------------------------------------------
Soft Lockbox                                      4.0% of Initial Pool Balance
===============================================================================
(1) Includes lockboxes that are under lender's control and are subject to cash management agreements which require daily or periodic sweeps to accounts controlled by the borrower until the occurrence of certain trigger events.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

FASHION VALLEY MALL A NOTE:

                          The Fashion Valley Mall A Note Loan and the related "Companion Loan" is the product of the bifurcation of an original whole loan into two separate loans: a senior A Note and a subordinate B Note. The A Note has been deposited into the trust and is entitled to monthly principal and interest payments. The B Note, which has not been deposited into the trust, is not entitled to any payments of principal until the A Note is retired. The A Note or securities backed thereby, have been confirmed by S&P and Moody's to have credit characteristics, in the context of its inclusion in the securitization trust, consistent with obligations rated investment grade. The following table provides a summary of that loan:

=================================================================================================================================
 FASHION VALLEY     PROPERTY      CUT-OFF DATE       % OF      TERM TO    AMORTIZATION      U/W      LTV(6)         RATINGS
      MALL            TYPE           BALANCE         LOAN     MATURITY        TERM         DSCR                (S&P/MOODY'S)(7)
---------------------------------------------------------------------------------------------------------------------------------
     A Note      Regional Mall    $170,000,000       85.4%     7 years      30 years(2)   1.95x(3)    51.2%          AA+/Aa2
---------------------------------------------------------------------------------------------------------------------------------
   B Note(1)     Regional Mall     $29,123,706       14.6%     7 years      30 years      1.71x(4)    60.0%(5)       BBB+/Baa1
=================================================================================================================================
     TOTAL / WEIGHTED AVERAGE:    $199,123,706      100.0%     7 YEARS      30 YEARS      1.71X       60.0%            --
=================================================================================================================================

(1)  Privately placed.
(2) Amortization calculated based on combined principal balance of A Note and B Note.
(3) Calculated based on underwritten net cashflow of $25,883,685 and the actual debt constant of 7.79%.
(4) Calculated based on underwritten net cashflow of $25,883,685 and the actual debt constant of 7.58%.
(5)  Including A Note Balance.
(6)  Based on $332,000,000 appraised value dated as of June 2001.
(7) S&P and Moody's have confirmed to us that the ratings in this column reflect an assessment by S&P and Moody's that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated.

400 ATLANTIC STREET A NOTE:

          The 400 Atlantic Street A Note Loan and the related "Companion Loan" is the product of the bifurcation of an original whole loan into two separate loans: a senior A Note and a subordinate B Note. The A Note has been deposited into the trust and is entitled to monthly principal and interest payments. The B Note, which has not been deposited into the trust, is not entitled to any payments of principal until the A
          Note is retired. The A Note or securities backed thereby, have been confirmed by S&P and Moody's to have credit characteristics, in the context of its inclusion in the securitization trust, consistent with obligations rated investment grade. The following table provides a summary of that loan:

=================================================================================================================================
  400 ATLANTIC      PROPERTY      CUT-OFF DATE       % OF      TERM TO    AMORTIZATION      U/W      LTV(6)         RATINGS
     STREET           TYPE           BALANCE         LOAN     MATURITY        TERM         DSCR                 (S&P/ MOODY'S)
---------------------------------------------------------------------------------------------------------------------------------
     A Note          Office        $87,000,000       74.5%    10 years     30 years(2)   2.38x(3)    43.5%         AA-/A2 (7)
---------------------------------------------------------------------------------------------------------------------------------
   B Note(1)         Office        $29,779,310       25.5%    10 years      30 years     1.84x(4)    58.5%(5)       BB+/Ba1
=================================================================================================================================
    TOTAL / WEIGHTED AVERAGE:     $116,779,310      100.0%    10 YEARS      30 YEARS      1.84X      58.5%            --
=================================================================================================================================

(1)  Privately placed.
(2) Amortization calculated based on combined principal balance of A Note and B Note. Additionally, from and after the 60th payment date, excess cash flow is swept and applied to principal in an amount equal to the lessor of (x) the excess cash flow from the property and (y) $76,667.
(3) Calculated based on underwritten net cashflow of $16,925,484 and the actual debt constant of 8.19%.
(4) Calculated based on underwritten net cashflow of $16,925,484 and the actual debt constant of 7.87%.
(5)  Including A Note Balance.
(6)  Based on $200,000,000 appraised value dated as of October 2001.
(7) S&P and Moody's have confirmed to us that the ratings in this row reflect an assessment by S&P and Moody's that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

INVESTMENT GRADE LARGE MORTGAGE LOANS:

================================================================================
                               FASHION VALLEY MALL
================================================================================
A NOTE CUT-OFF DATE BALANCE:     $170,000,000
--------------------------------------------------------------------------------
COUPON(1):                       6.500%
--------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE:      10/11/2008
--------------------------------------------------------------------------------
MATURITY DATE:                   10/11/2031
--------------------------------------------------------------------------------
TERM TO ARD                      7 years
--------------------------------------------------------------------------------
AMORTIZATION:                    30 years
--------------------------------------------------------------------------------
SPONSOR:                         Simon Property Group and Prime Property Fund
--------------------------------------------------------------------------------
PROPERTY(2):                     Super-regional mall with 1,710,035 square feet
                                 of gross leaseable area
--------------------------------------------------------------------------------
LOCATION:                        San Diego, California
--------------------------------------------------------------------------------
YEAR BUILT:                      1969; expanded & renovated 1981, 1997
--------------------------------------------------------------------------------
2001 IN-LINE SALES/SF:           $563
--------------------------------------------------------------------------------
2001 IN-LINE COST OF OCCUPANCY:  9.6%
--------------------------------------------------------------------------------
ANCHORS(3):                      Neiman Marcus (105,144 square feet, credit
                                 rating of BBB/Baa2), Saks Fifth Avenue (80,000
                                 square feet, credit rating of BB/B1), Nordstrom
                                 (220,486 square feet; credit rating of A-/
                                 Baa1), Robinsons-May (201,502 square feet,
                                 credit rating of A+/A1), Macy's (196,120 square
                                 feet, credit rating of BBB+/Baa1), JC Penney
                                 (250,053 square feet; credit rating of
                                 BBB-/Baa3)
--------------------------------------------------------------------------------
2000 ANCHOR SALES/SF:            Neiman Marcus $408; Saks Fifth Avenue $239;
                                 Nordstrom $465; Robinsons-May $257; Macy's
                                 $280; JC Penney $160
--------------------------------------------------------------------------------
NATIONAL IN-LINE TENANTS:                             Square        Lease End
                                      Tenant          Footage         Date
                                 -----------------------------------------------
                                 Crate & Barrel       10,400         6/30/2006
                                 Brooks Brothers       8,911         3/31/2008
                                 Tiffany & Company     6,315        12/31/2007
                                 Coach                 1,661         1/31/2003
--------------------------------------------------------------------------------
OVERALL OCCUPANCY:               99.6% as of December 2001
--------------------------------------------------------------------------------
APPRAISED VALUE(4):              $332,000,000
--------------------------------------------------------------------------------
LTV (A NOTE)(5):                 51.2%
--------------------------------------------------------------------------------
U/W DSCR (A NOTE)(6):            1.95x
--------------------------------------------------------------------------------
RESERVES:                        On-going tax escrow. Insurance escrow is
                                 required only if insurance is no longer carried
                                 under Sponsor's blanket policy.
--------------------------------------------------------------------------------
LOCKBOX:                         Springing

--------------------------------------------------------------------------------
PREPAYMENT:                      Defeasance permitted beginning two years after
                                 securitization. Prepayment without penalty
                                 allowed starting three months prior to ARD.
--------------------------------------------------------------------------------
B NOTE:                          $29,123,706 subordinated B Note will be offered
                                 in a separate private placement. The B Note
                                 does not receive principal until the A Note is
                                 paid in full.
================================================================================
(1) Weighted average interest rate for the Fashion Valley Mall A Note Loan and the Fashion Valley Mall Companion Loan.
(2) Collateral square feet securing the Fashion Valley Mall Mortgaged Property totals 736,730 square feet.
(3) Credit ratings for anchors are by S&P and Moody's, respectively, and may reflect the rating of parent company if individual department store company is not rated.
(4)  Based on third-party appraisal conducted in June 2001.
(5)  As of Cut-Off Date.
(6) Calculated based on underwritten net cash flow of $25,883,685 and actual debt constant of 7.79%.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

================================================================================
                               400 ATLANTIC STREET
================================================================================
A NOTE CUT-OFF DATE BALANCE:    $87,000,000
--------------------------------------------------------------------------------
COUPON(1):                      6.837%
--------------------------------------------------------------------------------
MATURITY DATE:                  1/11/2012
--------------------------------------------------------------------------------
TERM TO ARD                     10 years
--------------------------------------------------------------------------------
AMORTIZATION:                   30 years with additional $4.7 million of
                                amortization in months 60-120 to the extent of
                                excess cashflow
--------------------------------------------------------------------------------
SPONSOR:                        Alan Landis, Scott Lawlor
--------------------------------------------------------------------------------
PROPERTY:                       491,203 square foot, 15-story Class-A office
                                building with parking decks totaling 908 spaces
--------------------------------------------------------------------------------
LOCATION:                       Stamford, Connecticut
--------------------------------------------------------------------------------
YEAR BUILT:                     1980; renovated 2001
--------------------------------------------------------------------------------
OVERALL OCCUPANCY:              100%
--------------------------------------------------------------------------------
TENANTS:                  Approximate
                             % of        Square     Lease End     Credit Ratings
             Tenant        Base Rent     Footage      Date        (S&P/Moody's)
        ------------------------------------------------------------------------
        American Express      40%       192,638     9/30/2011(2)      A+/ A1
        International         28%       132,004    12/31/2015       BBB/Baa2
        Paper
        UBS                   16%        73,564     9/30/2007        AA+/Aa2
        Abbey National         3%        17,580     6/30/2008         AA/Aa2
        Quick & Reilly        .9%         4,615     7/31/2011          NA(3)
        Met Life              .5%         4,108    10/31/2002           A/A1
          Insurance
--------------------------------------------------------------------------------
APPRAISED VALUE(4):             $200,000,000
--------------------------------------------------------------------------------
LTV (A NOTE) (5):               43.5%
--------------------------------------------------------------------------------
U/W DSCR (A NOTE) (6):          2.38x
--------------------------------------------------------------------------------
RESERVES:                       On-going for taxes, insurance, replacement,
                                Capex and TI/LC reserves. An $8.5 million lease
                                termination payment and total excess cash flow
                                sweep in the event American Express exercises
                                its 2008 termination option (requires 18 months
                                notice).
--------------------------------------------------------------------------------
LOCKBOX:                        Hard
--------------------------------------------------------------------------------
PREPAYMENT:                     Defeasance permitted beginning two years after
                                securitization. Prepayment without penalty
                                permitted two months prior to maturity.
--------------------------------------------------------------------------------
B NOTE:                         $29,779,310 subordinated B Note will be offered
                                in a separate private placement. The B Note does
                                not receive principal until the A Note is paid
                                in full.
--------------------------------------------------------------------------------
MEZZANINE LOAN:                 Mezzanine debt in the amount of approximately
                                $27 million which is fully amortizing during the
                                term of this loan and is subject to an
                                Intercreditor Agreement which complies with
                                rating agency guidelines.
================================================================================
(1) Weighted average interest rate for the 400 Atlantic Street A Note Loan and the Companion Loan.
(2)  American Express has the right to terminate 9/30/2008.
(3) A subsidiary of FleetBoston Financial Corporation (rated A/A1 by S&P and Moody's, respectively).
(4)  Based on third-party appraisal dated as of October 2001.
(5)  As of the Cut-Off Date.
(6) Calculated based on underwritten net cash flow of $16,925,484 and actual debt constant of 8.19%.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

OTHER SIGNIFICANT MORTGAGE LOANS:

=============================================================================================================================
             NAME                   PROPERTY         CUT-OFF DATE          %         U/W       LTV(2)          RATINGS
                                      TYPE             BALANCE          OF DEAL    DSCR(1)                (S&P/MOODY'S)(3)
=============================================================================================================================
 U-Haul Portfolio(4)             Self-Storage        $50,418,599          4.0%      1.84x      54.8%          BBB-/Baa1
=============================================================================================================================
 235 Second Street                  Office           $32,500,000          2.6%      1.41x      36.5%           BBB/Aa3
=============================================================================================================================
 Westfield Portfolio(5)             Retail           $30,066,418          2.4%      1.60x(6)   54.2%(7)       BBB/Baa2
=============================================================================================================================
 Lakeside at Loudon I & II(8)       Office           $22,430,632          1.8%      1.67x      60.3%          BBB-/Baa3
=============================================================================================================================
 Tanamera Apartments              Multifamily        $41,199,970          3.3%      1.35x      72.2%             NA
=============================================================================================================================
 First Bank & Trust Center          Office           $39,850,496          3.2%      1.64x      64.5%             NA
=============================================================================================================================
 260 Eleventh Avenue                Office           $35,912,633          2.8%      1.33x      69.1%             NA
=============================================================================================================================
   TOTAL/WEIGHTED AVERAGE:            --            $252,378,748         20.0%      1.56X      59.5%             --
=============================================================================================================================

(1)  Calculated based on underwritten net cashflow and actual debt constant.
(2)  Calculated based on Cut-Off Date Balance and related appraised value.
(3) S&P and Moody's have confirmed that any ratings in this column reflect an assessment by each rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated.
(4)  Consists of four cross-collateralized and cross-defaulted loans (U-Haul A:
     $12,945,100; U-Haul B: $14,583,455; U-Haul C: $11,397,598; U-Haul D:
     $11,492,445).
(5) Subordinate companion loan of the senior Westfield Portfolio Loan which was securitized in LB-UBS 2000-C3.
(6) Calculated based an underwritten net cash flow of $18,593,037 and assuming a loan amount that includes the combined A Note and B Note balance ($127,313,640).
(7) Calculated based on an appraised value of $235,000,000 and assuming a loan amount that includes the combined A Note and B Note balance ($127,313,640).
(8)  Consists of two cross-collateralized and cross-defaulted loans (Lakeside I:
     $9,769,787; Lakeside II: $12,660,846).

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

SIGNIFICANT MORTGAGE LOANS:

================================================================================
                              U-HAUL PORTFOLIO(1):
================================================================================
CUT-OFF DATE BALANCE:                 $50,418,599
--------------------------------------------------------------------------------
COUPON:                               7.820%
--------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE:           1/11/2012
--------------------------------------------------------------------------------
MATURITY DATE:                        1/11/2032
--------------------------------------------------------------------------------
TERM TO ARD                           10 years
--------------------------------------------------------------------------------
AMORTIZATION:                         30 years
--------------------------------------------------------------------------------
SPONSOR:                              SAC Holding Corporation
--------------------------------------------------------------------------------
PROPERTY:                             37 self-storage properties containing
                                      16,250 self-storage units with
                                      approximately 1,371,970 rentable square
                                      feet
--------------------------------------------------------------------------------
LOCATION:                             20 states including five in California and
                                      seven in Texas
--------------------------------------------------------------------------------
YEAR BUILT:                           Various
--------------------------------------------------------------------------------
WEIGHTED AVERAGE OVERALL OCCUPANCY:   84.7%
--------------------------------------------------------------------------------
APPRAISED VALUE(2):                   $91,940,000
--------------------------------------------------------------------------------
LTV(3):                               54.8%
--------------------------------------------------------------------------------
U/W DSCR(4):                          1.84x
--------------------------------------------------------------------------------
RESERVES:                             On-going for taxes, insurance and
                                      replacement reserves.
--------------------------------------------------------------------------------
LOCKBOX:                              Soft (Daily receipts are collected by an
                                      affiliated property manager and deposited
                                      within one business day into a clearing
                                      account controlled by the lender).
--------------------------------------------------------------------------------
PREPAYMENT:                           Defeasance permitted two years after
                                      securitization. Prepayment without penalty
                                      allowed starting three months prior to
                                      maturity.
================================================================================
(1)  Consists of four cross-collateralized and cross-defaulted loans (U-Haul A:
     $12,945,100; U-Haul B: $14,583,455; U-Haul C: $11,397,598; U-Haul D:
     $11,492,445).
(2) Combined appraised values based on third-party appraisals dated as of October 2001 through December 2001.
(3) As of the Cut-Off Date calculated based on total loan proceeds of the combined appraised values.
(4)  Calculated based on underwritten net cashflow and actual debt constant.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

================================================================================
                                235 SECOND AVENUE
================================================================================
CUT-OFF DATE BALANCE:           $32,500,000
--------------------------------------------------------------------------------
COUPON:                         7.940%
--------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE:     4/11/2012
--------------------------------------------------------------------------------
MATURITY DATE:                  4/11/2017
--------------------------------------------------------------------------------
TERM TO ARD:                    10 years
--------------------------------------------------------------------------------
AMORTIZATION:                   15 years
--------------------------------------------------------------------------------
SPONSOR:                        Mr. and Mrs. Robert Birmingham (75%) and the
                                DeSilva Group (25%)
--------------------------------------------------------------------------------
PROPERTY:                       Seven-story, Class-A office building containing
                                283,416 square feet
--------------------------------------------------------------------------------
LOCATION:                       San Francisco, California
--------------------------------------------------------------------------------
YEAR BUILT:                     1912/ renovated 2001
--------------------------------------------------------------------------------
TENANT:                         CNET Networks Inc.
--------------------------------------------------------------------------------
OVERALL OCCUPANCY:              100%
--------------------------------------------------------------------------------
APPRAISED VALUE(1):             $89,100,000
--------------------------------------------------------------------------------
LTV(2):                         36.5%
--------------------------------------------------------------------------------
U/W DSCR(3) :                   1.41x
--------------------------------------------------------------------------------
RESERVES:                       On-going for taxes, insurance, replacement
                                reserves and TI/LCs.
--------------------------------------------------------------------------------
LOCKBOX:                        Hard
--------------------------------------------------------------------------------
PREPAYMENT:                     Defeasance permitted beginning two years after
                                securitization. Prepayment without penalty
                                allowed starting 30 days prior to maturity.
--------------------------------------------------------------------------------
MEZZANINE LOAN:                 Mezzanine debt in the amount of approximately
                                $14.5 million which is fully amortizing during
                                the term of this loan and is subject to an
                                Intercreditor Agreement which complies with
                                rating agency guidelines.
================================================================================
(1)  Based on third-party appraisal dated as of October 2001.
(2)  As of Cut-Off Date.
(3)  Calculated based on underwritten net cashflow and actual debt constant.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

================================================================================
                             WESTFIELD PORTFOLIO(1)
================================================================================
B NOTE CUT-OFF DATE BALANCE:          $30,066,418
--------------------------------------------------------------------------------
COUPON:                               7.820%(2)
--------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE:           12/11/2009
--------------------------------------------------------------------------------
MATURITY DATE:                        12/11/2029
--------------------------------------------------------------------------------
ORIGINAL TERM TO ARD                  10 years
--------------------------------------------------------------------------------
AMORTIZATION:                         30 years
--------------------------------------------------------------------------------
SPONSOR:                              Westfield America
--------------------------------------------------------------------------------
PROPERTY:                             Downtown Plaza is a regional mall with
                                      1,187,648 square feet of gross leasable
                                      area. Eastland Center is a 876,158 square
                                      foot power center.
--------------------------------------------------------------------------------
LOCATION:                             Downtown Plaza: Sacramento, California
                                      Eastland Center: West Covina, California
--------------------------------------------------------------------------------
YEAR BUILT:                           Downtown Plaza: 1971/ renovated 1993
                                      Eastland Center: 1957/ expanded and
                                      renovated 1996/2001
--------------------------------------------------------------------------------
2001 IN-LINE SALES/SF:                Downtown Plaza: $331
                                      Eastland Center: $290
--------------------------------------------------------------------------------
2001 IN-LINE COST OF OCCUPANCY:       Downtown Plaza: 14.9%
                                      Eastland Center: 7.2%
--------------------------------------------------------------------------------
ANCHORS:                              Downtown Plaza: Macy's (332,500 square
                                      feet; credit rating of BBB+/Baa1), Macy's
                                      Men & Furniture (171,000 square feet;
                                      credit rating of BBB+/Baa1), California
                                      Department of Education (186,569 square
                                      feet; office tenant) Eastland Center:
                                      Target (122,000 square feet; credit rating
                                      A+/A2); Burlington Coat Factory (100,000
                                      square feet); Mervyn's (79,800 square
                                      feet; credit rating A+/ A2) and Circuit
                                      City (33,471 square feet)
--------------------------------------------------------------------------------
2001 ANCHOR SALES/SF:                 Downtown Plaza: Macy's and Macy's Men and
                                      Furniture: $88 million (total store sales)
                                      Eastland Center: Target: $338; Burlington
                                      Coat Factory: $91; Mervyn's: $294 and
                                      Circuit City: (recently opened)
--------------------------------------------------------------------------------
WEIGHTED AVERAGE OVERALL OCCUPANCY:   97.8%
--------------------------------------------------------------------------------
APPRAISED VALUE(3):                   $235,000,000
--------------------------------------------------------------------------------
LTV (4):                              54.2%
--------------------------------------------------------------------------------
U/W DSCR (5):                         1.60x
--------------------------------------------------------------------------------
RESERVES:                             Reserves for TI/LCs and operating expenses
                                      if DSCR falls below 1.25x or upon event of
                                      default.
--------------------------------------------------------------------------------
LOCKBOX:                              Hard
--------------------------------------------------------------------------------
PREPAYMENT:                           Prepayment with yield maintenance
                                      permitted on or after December 11, 2002.
                                      Defeasance permitted two years after
                                      securitization. Prepayment without penalty
                                      permitted three months prior to maturity.
================================================================================
(1) Subordinate companion loan of the senior Westfield Portfolio Loan which was securitized in LB-UBS 2000-C3.
(2)  Based on the weighted average coupon.
(3)  Based on third party appraisal dated as of March 2002.
(4) Calculated based on an appraised value of $235,000,000 and assuming a loan amount that includes the combined A Note and B Note balance ($127,313,640).
(5) Calculated based an underwritten net cash flow of $18,593,037 and assuming a loan amount that includes the combined A Note and B Note balance ($127,313,640).

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

================================================================================
                          LAKESIDE AT LOUDON I & II(1)
================================================================================
CUT-OFF DATE BALANCE:                $22,430,633
--------------------------------------------------------------------------------
COUPON:                              7.350%
--------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE:          11/11/2011
--------------------------------------------------------------------------------
MATURITY DATE:                       11/11/2031
--------------------------------------------------------------------------------
TERM TO ARD:                         10 years
--------------------------------------------------------------------------------
AMORTIZATION:                        30 years
--------------------------------------------------------------------------------
SPONSOR:                             Buchanan Partners, LLC and Stone Hedge
                                     Investments
--------------------------------------------------------------------------------
PROPERTY:                            Two adjacent Class A office properties
                                     totaling over 203,750 square feet
--------------------------------------------------------------------------------
LOCATION:                            Sterling, Virginia (Loudon County)
--------------------------------------------------------------------------------
YEAR BUILT:                          1999 (Building I) and 2000 (Building II)
--------------------------------------------------------------------------------
MAJOR TENANTS:                       Building I: Cigital (40,014 sf; 22.2%
                                     revenue); Alpha Construction (13,737 sf;
                                     7.6% revenue); Orbital Science (13,394 sf;
                                     7.4% revenue); Washington Radiology (11,961 sf; 4.9% revenue).

                                     Building II: Verisign (101,875 sf; 44.1%
                                     revenue).
--------------------------------------------------------------------------------
WEIGHTED AVERAGE OVERALL OCCUPANCY:  100%
--------------------------------------------------------------------------------
APPRAISED VALUE(3):                  $37,200,000
--------------------------------------------------------------------------------
LTV(4):                              60.3%
--------------------------------------------------------------------------------
U/W DSCR(5) :                        1.67x
--------------------------------------------------------------------------------
RESERVES:                            $500,000 up-front for TI/LCs. On-going for
                                     taxes, insurance, replacement reserves and
                                     TI/LCs.
--------------------------------------------------------------------------------
LOCKBOX:                             Hard
--------------------------------------------------------------------------------
PREPAYMENT:                          Prepayment with yield maintenance permitted
                                     two years after securitization. Prepayment
                                     without penalty allowed starting four
                                     months prior to the Anticipated Repayment
                                     Date.
================================================================================
(1)  Consists of two cross-collateralized and cross-defaulted loans (Lakeside I:
     $9,769,787; Lakeside II: $12,660,846).
(2)  Calculated based on percentage of revenue of both buildings combined.
(3) Combined appraised values based on third-party appraisal dated as of July 2001.
(4) As of the Cut-Off Date calculated based on total loan proceeds of the combined appraised values.
(5)  Calculated based on underwritten net cashflow and actual debt constant.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

================================================================================
                               TANAMERA APARTMENTS
================================================================================
CUT-OFF DATE BALANCE:         $41,199,970
--------------------------------------------------------------------------------
COUPON:                       6.960%
--------------------------------------------------------------------------------
MATURITY DATE:                2/11/2012
--------------------------------------------------------------------------------
TERM TO MATURITY:             10 years
--------------------------------------------------------------------------------
AMORTIZATION:                 30 years
--------------------------------------------------------------------------------
SPONSOR:                      Thomas Hantges and Joseph Milanowski, President
                              and CEO, respectively of USA Capital
--------------------------------------------------------------------------------
PROPERTY:                     Luxury apartment complex comprising 440 units in
                              55 two-story buildings
--------------------------------------------------------------------------------
LOCATION:                     Reno, Nevada
--------------------------------------------------------------------------------
YEAR BUILT:                   1999/2000
--------------------------------------------------------------------------------
OVERALL OCCUPANCY:            90%
--------------------------------------------------------------------------------
APPRAISED VALUE(1):           $57,100,000
--------------------------------------------------------------------------------
LTV(2):                       72.2%
--------------------------------------------------------------------------------
U/W DSCR(3):                  1.35x
--------------------------------------------------------------------------------
RESERVES:                     On-going for taxes. Capex reserve of $146 per
                              unit.
--------------------------------------------------------------------------------
LOCKBOX:                      Hard
--------------------------------------------------------------------------------
PREPAYMENT:                   Defeasance permitted beginning four years after
                              loan origination. Prepayment without penalty
                              allowed starting one month prior to maturity.
================================================================================
(1)  Based on third-party appraisal dated as of October 2001.
(2)  As of Cut-Off Date.
(3)  Calculated based on underwritten net cashflow and actual debt constant.

================================================================================
                           FIRST BANK AND TRUST CENTER
================================================================================
CUT-OFF DATE BALANCE:         $39,850,496
--------------------------------------------------------------------------------
COUPON:                       7.250%
--------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE:   10/11/2011
--------------------------------------------------------------------------------
MATURITY DATE:                10/11/2031
--------------------------------------------------------------------------------
TERM TO ARD:                  10 years
--------------------------------------------------------------------------------
AMORTIZATION:                 30 years
--------------------------------------------------------------------------------
SPONSOR:                      Joseph C. Canizaro
--------------------------------------------------------------------------------
PROPERTY:                     454,908 square foot, 22-story, Class A office
                              building with a six-story parking garage with
                              1,917 spaces
--------------------------------------------------------------------------------
LOCATION:                     Metairie, Louisiana (five miles west of downtown
                              New Orleans)
--------------------------------------------------------------------------------
YEAR BUILT:                   1986; renovated 1996
--------------------------------------------------------------------------------
TENANTS:                                             Square    % of      Lease
                              Tenant                  Feet    Revenue     End
                              --------------------------------------------------
                              Ochsner Health Plan    86,075    19.7%   5/31/2008
                              University of Phoenix  43,010     9.8%   3/31/2004
--------------------------------------------------------------------------------
OVERALL OCCUPANCY:            93.1%
--------------------------------------------------------------------------------
APPRAISED VALUE(1):           $61,750,000
--------------------------------------------------------------------------------
LTV(2):                       64.5%
--------------------------------------------------------------------------------
U/W DSCR(3):                  1.64x
--------------------------------------------------------------------------------
RESERVES:                     Upfront and on-going reserves for taxes,
                              insurance, replacement reserves and TI/LCs.
--------------------------------------------------------------------------------
LOCKBOX:                      Hard
--------------------------------------------------------------------------------
PREPAYMENT:                   Defeasance permitted beginning two years after
                              securitization. Prepayment without penalty allowed
                              starting three months prior to maturity.
================================================================================
(1)  Based on third-party appraisal dated as of January 2002.
(2)  As of Cut-Off Date.
(3)  Calculated based on underwritten net cashflow and actual debt constant.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


================================================================================================================
                                      260 ELEVENTH AVENUE
================================================================================================================

CUT-OFF DATE BALANCE:        $35,912,633
----------------------------------------------------------------------------------------------------------------
COUPON:                      7.700%
----------------------------------------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE:  1/11/2013
----------------------------------------------------------------------------------------------------------------
MATURITY DATE:               1/11/2027
----------------------------------------------------------------------------------------------------------------
TERM TO ARD:                 11 years
----------------------------------------------------------------------------------------------------------------
AMORTIZATION:                25 years
----------------------------------------------------------------------------------------------------------------
SPONSOR:                     Harry Feldman, Jules Demchick and David Feinberg
----------------------------------------------------------------------------------------------------------------
PROPERTY:                    Seven-story office building and a six-story office
                             building inter-connected to form one complex with
                             a combined 209,600 rentable square feet.
----------------------------------------------------------------------------------------------------------------
LOCATION:                    New York, New York
----------------------------------------------------------------------------------------------------------------
YEAR BUILT:                  1911/ 1940; renovated 2002
----------------------------------------------------------------------------------------------------------------
MAJOR TENANTS:               Tenant                             Square              % of         Lease End Date
                                                                 Feet              Revenue
                             -----------------------------------------------------------------------------------
                             City of New York's Human          200,000             98.0%         10/31/2021(1)
                             Resources Administration
                             Chelsea Motor Rental                9,600              2.0%           1/31/2003
----------------------------------------------------------------------------------------------------------------
OVERALL OCCUPANCY:           100%
----------------------------------------------------------------------------------------------------------------
APPRAISED VALUE(1):          $52,000,000
----------------------------------------------------------------------------------------------------------------
LTV(2):                      69.1%
----------------------------------------------------------------------------------------------------------------
U/W DSCR(3) :                1.33x
----------------------------------------------------------------------------------------------------------------
RESERVES:                    On-going for taxes, insurance, replacement reserves and TI/LCs.
                             Additional reserves are collected if New York City gives notice that it is exercising its termination option in the 12th year of lease term.
----------------------------------------------------------------------------------------------------------------
LOCKBOX:                     Hard
----------------------------------------------------------------------------------------------------------------
PREPAYMENT:                  Defeasance permitted beginning two years after securitization.  Prepayment without penalty allowed starting three months prior to maturity.
================================================================================================================


(1)    City of New York has the right to terminate the lease on 11/1/2013.
(2)    Based on third-party appraisal dated as of December 2001.
(3)    As of Cut-Off Date.
(4)    Calculated based on underwritten net cashflow and actual debt constant.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

ANTICIPATED REPAYMENT DATE LOANS:

          23 Mortgage Loans, representing 42.9% of the Initial Pool Balance, provide that if the unamortized principal amount thereof is not repaid on a date (the "Anticipated Repayment Date" or "ARD") prior to maturity set forth in the related Mortgage Note, the Mortgage Loan will accrue additional interest at the rate set forth therein and the borrower will be required to apply excess monthly cash flow generated by the mortgaged property, as determined in the related mortgage, to the repayment of principal outstanding on the Mortgage Loan. With respect to such Mortgage Loans, no prepayment consideration will be due in connection with any principal prepayment on, after, and in some cases, for a short period prior to, the Anticipated Repayment Date. For purposes of analysis and presentation, such loans are assumed to pay off at the ARD and are treated like balloon loans that mature on the ARD.

DETAILED MONTHLY INVESTOR REPORTING:

          Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:


                     NAME OF REPORT                               DESCRIPTION (INFORMATION PROVIDED)
-------- ---------------------------------------- --------------------------------------------------------------------

1        Distribution Date Statement              Principal and interest distributions, principal balances
-------- ---------------------------------------- --------------------------------------------------------------------
2        Mortgage Loan Status Report              Portfolio stratifications

-------- ---------------------------------------- --------------------------------------------------------------------
3        Comparative Financial Status Report      Revenue, NOI, DSCR to the extent available
-------- ---------------------------------------- --------------------------------------------------------------------
4        Delinquent Loan Status Report            Listing of delinquent mortgage loans
-------- ---------------------------------------- --------------------------------------------------------------------
5        Historical Loan Modification Report      Information on modified mortgage loans
-------- ---------------------------------------- --------------------------------------------------------------------
6        Historical Liquidation Report            Net Liquidation proceeds and realized losses
-------- ---------------------------------------- --------------------------------------------------------------------
7        REO Status Report                        NOI and value of REO
-------- ---------------------------------------- --------------------------------------------------------------------
8        Servicer Watch List                      Listing of loans in jeopardy of becoming specially serviced
-------- ---------------------------------------- --------------------------------------------------------------------
9        Loan Payoff Notification Report          Listing of loans where borrower has requested a pay-Off statement



ADVANCING(1):              The Master Servicer generally will be obligated to
                           make advances of scheduled principal and interest payments (excluding balloon payments and subject to reduction for Appraisal Reduction Amounts) and certain servicing and property expenses ("Advances"), to the extent that such Advances are deemed to be recoverable out of collections on the related
                           Mortgage Loan. If the Master Servicer (or in the case of the Westfield Portfolio Loan, the master servicer under the other securitization) fails to make a required Advance, the Trustee and Fiscal Agent will be obligated to make such advances.

CONTROLLING CLASS(1):      The Controlling Class will generally be the most
                           subordinate class with a Certificate Balance outstanding that is at least 25% of the initial
                           Certificate Balance of such Class. A majority of Certificateholders of the Controlling Class will, subject to certain limitations, be entitled to replace the Special Servicer. Such holders of the Controlling Class will also have the right to select a representative that may direct or advise the Special Servicer with respect to special servicing actions subject to the servicing standards set in the Pooling and Servicing Agreement. However, in the case of the Fashion Valley Mall Mortgage Loan and the 400
                           Atlantic Street Loan, for so long as the principal amount of the corresponding Companion Loan (B Notes)
                           (net of any existing related Appraisal Reduction
                           Amounts) are at least 25% of the original principal amounts of such Companion Loans, the holders of such Companion Loans will have the right to direct or advise the Special Servicer with respect to significant special servicing actions for the Fashion
                           Valley Mall Mortgage Loan and 400 Atlantic Street
                           Loan and the corresponding Companion Loans.

(1) Does not include the Companion Loan of the senior Westfield Portfolio loan which was securitized in LB-UBS 2000 C-3, although the controlling class has approval rights with respect to significant servicing events such as foreclosure or loan modification in connection with the Westfield Portfolio Loan.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).



                   GENERAL CHARACTERISTICS                                              PROPERTY TYPES
=========================================================       ===================================================
                                                                                              % OF INITIAL POOL
          CHARACTERISTICS                                             PROPERTY TYPES               BALANCE
---------------------------------------------------------       ---------------------------------------------------
       Initial Pool Balance            $1,260,606,493                     Retail                     37.0%
---------------------------------------------------------       ---------------------------------------------------
          Number of Loans                   152                           Office                     32.1%
---------------------------------------------------------       ---------------------------------------------------
             Gross WAC                     7.187%                       Multifamily                  18.4%
---------------------------------------------------------       ---------------------------------------------------
          Original WAM(1)                106 months                    Self Storage                   5.9%
---------------------------------------------------------       ---------------------------------------------------
         Remaining WAM(1)                103 months                Industrial/Warehouse               5.3%
---------------------------------------------------------       ---------------------------------------------------
      Average Loan Balance(2)            $8,293,464                  Mobile Home Park                 1.7%
---------------------------------------------------------       ---------------------------------------------------
     Weighted Average U/W DSCR             1.56x                           Hotel                      1.7%
---------------------------------------------------------       ===================================================
     WA LTV at Maturity/ARD(1)             57.0%                          TOTAL:                    100.0%
---------------------------------------------------------       ===================================================
       Geographic Diversity         35 states and D.C.
=========================================================
       Balloon or ARD Loans                 100%
=========================================================


(1) Assumes ARD loans pay in full on their anticipated repayment dates. Includes fully amortizing loans.
(2) $6,690,710  when excluding the two A Note Investment
    Grade Loans.


                                                 COLLATERAL SUMMARY BY PROPERTY TYPE
=================================================================================================================================
                                                                                                                WA
                                 AGGREGATE         % OF         AVERAGE      GROSS     REM.                  OCCUPANCY
                        # OF    CUT-OFF DATE   INITIAL POOL  CUT-OFF DATE     WAC      WAM     WA       WA     RATE (%)  BALLOON
       PROPERTY TYPE    PROP.   BALANCE ($)      BALANCE      BALANCE ($)     (%)    (MOS)     LTV     DSCR     (1)        %(2)
---------------------------------------------------------------------------------------------------------------------------------
RETAIL                    56     $465,996,855      37.0%       $8,321,372    7.054%    96    63.6%    1.61X    97.5%     89.9%
---------------------------------------------------------------------------------------------------------------------------------
    Regional Mall         2      $191,315,549      15.2%      $95,657,775    6.647%    81    51.5%    1.91x    99.3%     91.3%
---------------------------------------------------------------------------------------------------------------------------------
    Other Anchored(3)     40     $231,619,226      18.4%       $5,790,775    7.361%   106    72.7%    1.38x    96.2%     89.4%
---------------------------------------------------------------------------------------------------------------------------------
    Unanchored            14      $43,062,080      3.4%        $3,075,863    7.212%   110    68.5%    1.50x    96.7%     86.5%
---------------------------------------------------------------------------------------------------------------------------------
OFFICE                    28     $405,045,988      32.1%      $14,465,928    7.325%   117    61.2%    1.61X    97.3%     81.7%
---------------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY               41     $206,463,286      16.4%       $5,035,690    6.969%    95    75.1%    1.35X    94.0%     90.1%
---------------------------------------------------------------------------------------------------------------------------------
SELF STORAGE              46      $74,011,418      5.9%        $1,608,944    7.818%   118    56.4%    1.71X    85.1%     86.9%
---------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL/WAREHOUSE      32      $66,547,112      5.3%        $2,079,597    7.076%    83    73.6%    1.39X    96.8%     90.2%
---------------------------------------------------------------------------------------------------------------------------------
MOBILE HOME PARK          11      $21,472,783      1.7%        $1,925,071    7.313%   116    75.5%    1.35X    98.4%     84.7%
---------------------------------------------------------------------------------------------------------------------------------
HOTEL                     1       $21,069,051      1.7%       $21,069,051    7.600%    52    63.5%    1.50X     NA       93.3%
=================================================================================================================================
TOTAL/AVG./WTD. AVG:     215   $1,260,606,493      100%        $5,863,286    7.187%   103    65.0%    1.56X   95.61%(4)  87.1%
=================================================================================================================================


(1)      Assumes ARD loans pay in full on their anticipated repayment dates.
(2) Percent of the balloon balance at maturity as a percentage of the Cut-Off Date Balance.
(3)      Includes properties with single tenants that are nationally recognized.
(4)      Excludes hotels.


                                  18 of 21


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


                  LOAN SIZE DISTRIBUTION                                            GROSS RATE DISTRIBUTION
============================================================     ========================================================
                                                                                                     % OF INITIAL
     CUT-OFF DATE BALANCE         # OF     % OF INITIAL               GROSS RATE RANGES     # OF        POOL
          RANGES ($)              LOANS    POOL BALANCE                      (%)            LOANS     BALANCE
----------------------------------------------------------       --------------------------------------------------
         0 - 2,000,000             30           3.1%                    6.251 - 6.500         4         16.4%
----------------------------------------------------------       --------------------------------------------------
     2,000,001 - 6,000,000         65          16.8%                    6.501 - 6.750        25          8.3%
----------------------------------------------------------       --------------------------------------------------
    6,000,001 - 10,000,000         24          14.0%                    6.751 - 7.000        14         14.1%
----------------------------------------------------------       --------------------------------------------------
    10,000,001 - 15,000,000        15          14.5%                    7.001 - 7.250        28         15.3%
----------------------------------------------------------       --------------------------------------------------
    15,000,001 - 20,000,000         6           8.0%                    7.251 - 7.500        30         15.8%
----------------------------------------------------------       --------------------------------------------------
    20,000,001 - 25,000,000         4           7.0%                    7.501 - 7.750        34         15.3%
----------------------------------------------------------       --------------------------------------------------
    25,000,001 - 75,000,000         6          16.2%                    7.751 - 8.000        17         14.9%
----------------------------------------------------------       ==================================================
   75,000,001 - 100,000,000         1           6.9%                        TOTAL:          152        100.0%
----------------------------------------------------------       ====================================== =================
        150,000,000 > =             1          13.5%             Min: 6.350%
==========================================================
            TOTAL:                 152        100.0%             Max: 8.000%
==========================================================
Min: $476,004                                                    Wtd. Avg:7.187%
Max: $170,000,000
Avg:$8,293,464

               REMAINING TERM TO MATURITY(1)                                 REMAINING AMORTIZATION TERM

================================   ==========   ================  ============================= ========== =================
                                                                                                             % OF INITIAL
             MONTHS                   # OF        % OF INITIAL                MONTHS               # OF           POOL
                                     LOANS       POOL BALANCE                                     LOANS        BALANCE
--------------------------------   ----------   ----------------  ----------------------------- ---------- -----------------
             49-60                    21              11.3%                 169-180                 1            2.6%
--------------------------------   ----------   ----------------  ----------------------------- ---------- -----------------
             73-84                    20              20.0%                 193-204                 1            0.2%
--------------------------------   ----------   ----------------  ----------------------------- ---------- -----------------
             85-96                     1               2.4%                 229-240                 1            0.1%
--------------------------------   ----------   ----------------  ----------------------------- ---------- -----------------
            97-108                     1               0.5%                 289-300                25           11.1%
--------------------------------   ----------   ----------------  ----------------------------- ---------- -----------------
            109-120                   107             60.4%                 313-324                 1            1.3%
--------------------------------   ----------   ----------------  ----------------------------- ---------- -----------------
            121-132                    2               5.4%                 337-348                 4            6.1%
================================   ==========   ================  ----------------------------- ---------- -----------------
            TOTAL:                    152            100.0%                 349-360                119          78.6%
================================   ==========   ================  ========================= ========== =================
(1) Assumes ARD Loans mature on their anticipated                        TOTAL:                    152         100.0%
repayment dates.
                                                                  ========================= ========== =================
Min: 52 months                                                     Min: 180 months
Max: 130 months                                                    Max: 360 months
Avg:103 months                                                     Wtd. Avg:344 months


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


        UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS
                        (U/W DSCR)                                                    LOAN TO VALUE RATIOS (LTV)
===========================================================       ==========================================================
                                            % OF INITIAL                                                     % OF INITIAL
         CUT-OFF DATE             # OF          POOL                       CUT-OFF DATE             # OF         POOL
         DSCR RANGES              LOANS        BALANCE                    LTV RANGES (%)            LOANS       BALANCE
------------------------------- ---------- ----------------       -------------------------------- -------- ----------------
          0.00-1.19                 1           0.3%                          35%-45%                 4           9.8%
------------------------------- ---------- ----------------       -------------------------------- -------- ----------------
          1.20-1.29                33          16.4%                          45%-55%                 9          20.5%
------------------------------- ---------- ----------------       -------------------------------- -------- ----------------
          1.30-1.39                59          32.3%                          55%-60%                 6           3.1%
------------------------------- ---------- ----------------       -------------------------------- -------- ----------------
          1.40-1.49                23           9.5%                          60%-65%                10           8.1%
------------------------------- ---------- ----------------       -------------------------------- -------- ----------------
          1.50-1.59                17           8.1%                          65%-70%                22          10.8%
------------------------------- ---------- ----------------       -------------------------------- -------- ----------------
          1.60-1.69                 8           7.5%                          70%-75%                52          21.7%
------------------------------- ---------- ----------------       -------------------------------- -------- ----------------
          1.70-1.79                 3           2.2%                          75%-80%                49          25.9%
------------------------------- ---------- ----------------       ================================ ======== ================
          1.80-1.89                 2           1.8%                          TOTAL:                 152        100.0%
------------------------------- ---------- ----------------       ================================ ======== ================
          1.90-1.99                 2          14.5%              Min: 36.5%
------------------------------- ---------- ----------------
            2.00>=                  4           7.5%              Max: 79.9%
=============================== ========== ================
            TOTAL:                 152        100.0%              Avg:65.0%
=============================== ========== ================
Min: 1.14x
Max: 2.50x
Wtd. Avg:1.56x


                    OCCUPANCY RATES(1)                                         MATURITY DATE/ARD LOAN TO VALUE
=============================== ========== ================       ================================ ======== ================
                                            % OF INITIAL                                                     % OF INITIAL
    CUT-OFF DATE OCCUPANCY        # OF          POOL                     MATURITY DATE/ARD          # OF         POOL
          RANGES (%)              LOANS        BALANCE                    LTV RANGES (%)            LOANS       BALANCE
------------------------------- ---------- ----------------       -------------------------------- -------- ----------------
           <=65.0%                  2            0.4%                       15.01-20.00               1           2.6%
------------------------------- ---------- ----------------       -------------------------------- -------- ----------------
          65.1-85.0%               10            4.6%                       30.01-35.00               3           7.2%
------------------------------- ---------- ----------------       -------------------------------- -------- ----------------
          85.1-90.0%               14            8.7%                       40.01-45.00               4           3.3%
------------------------------- ---------- ----------------       -------------------------------- -------- ----------------
          90.1-95.0%               31           18.5%                       45.01-50.00               11         19.7%
------------------------------- ---------- ----------------       -------------------------------- -------- ----------------
           95.1%>=                 94           67.8%                       50.01-55.00               6           5.2%
=============================== ========== ================       -------------------------------- -------- ----------------
            TOTAL:                 151         100.0%                       55.01-60.00               19          9.4%
=============================== ========== ================       -------------------------------- -------- ----------------
(1)      Excluding hotels                                                   60.01-65.00               31         15.0%
                                                                  -------------------------------- -------- ----------------
Min: 53.7%                                                                  65.01-70.00               51         25.8%
                                                                  -------------------------------- -------- ----------------
Max: 100%                                                                   70.01-75.00               24         10.8%
                                                                  -------------------------------- -------- ----------------
Wtd. Avg:96.0%                                                              75.01-80.00               2           1.1%
                                                                  ================================ ======== ================
                                                                               TOTAL                 152        100.0%
                                                                  ================================ ======== ================
                                                                  Min: 17.5%
                                                                  Max: 75.7%
                                                                  Wtd. Avg:57.0%


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).


                                                  GEOGRAPHIC DISTRIBUTION
=========================== ============== ================       ======================= ================ =================
          STATE                 # OF        % OF INITIAL                  STATE                # OF          % OF INITIAL
                             PROPERTIES     POOL BALANCE                                    PROPERTIES       POOL BALANCE
--------------------------- -------------- ----------------       ----------------------- ---------------- -----------------
        California               30            29.1%                    New Jersey               2              0.7%
--------------------------- -------------- ----------------       ----------------------- ---------------- -----------------
          Texas                  38             9.7%                    Minnesota                2              0.6%
--------------------------- -------------- ----------------       ----------------------- ---------------- -----------------
         Florida                 30             7.9%                     Michigan                3              0.5%
--------------------------- -------------- ----------------       ----------------------- ---------------- -----------------
       Connecticut                4             7.6%                   Pennsylvania              2              0.4%
--------------------------- -------------- ----------------       ----------------------- ---------------- -----------------
         Maryland                 9             7.4%                     Missouri                2              0.4%
--------------------------- -------------- ----------------       ----------------------- ---------------- -----------------
         New York                11             6.9%                  South Carolina             2              0.3%
--------------------------- -------------- ----------------       ----------------------- ---------------- -----------------
          Nevada                  5             6.7%                      Kansas                 2              0.3%
--------------------------- -------------- ----------------       ----------------------- ---------------- -----------------
        Louisiana                 6             4.0%                     Alabama                 2              0.3%
--------------------------- -------------- ----------------       ----------------------- ---------------- -----------------
      North Carolina             12             3.1%                      Oregon                 2              0.3%
--------------------------- -------------- ----------------       ----------------------- ---------------- -----------------
         Virginia                 7             2.9%                  West Virginia              1              0.2%
--------------------------- -------------- ----------------       ----------------------- ---------------- -----------------
         Georgia                  5             1.9%                      Hawaii                 1              0.2%
--------------------------- -------------- ----------------       ----------------------- ---------------- -----------------
         Arizona                 13             1.9%                 Washington, D.C.            1              0.2%
--------------------------- -------------- ----------------       ----------------------- ---------------- -----------------
        Tennessee                 2             1.7%                     Colorado                2              0.1%
--------------------------- -------------- ----------------       ----------------------- ---------------- -----------------
         Kentucky                 4             1.2%                      Maine                  1              0.1%
--------------------------- -------------- ----------------       ----------------------- ---------------- -----------------
        Wisconsin                 2             0.9%                     Oklahoma                1              0.1%
--------------------------- -------------- ----------------       ----------------------- ---------------- -----------------
      New Hampshire               2             0.9%                  Massachusetts              1              0.1%
--------------------------- -------------- ----------------       ----------------------- ---------------- -----------------
           Ohio                   5             0.7%                     Arkansas                1              0.1%
--------------------------- -------------- ----------------       ----------------------- ---------------- -----------------
         Indiana                  1             0.7%                   Rhode Island              1              0.0%
=========================== ============== ================       ======================= ================ =================
                                                                          TOTAL                 215           100.0%
                                                                  ======================= ================ =================







============================== ============= =========================
          LOAN TYPE               NUMBER           % OF INITIAL
                                 OF LOANS          POOL BALANCE
------------------------------ ------------- -------------------------
           Balloon                 129                 57.2%
------------------------------ ------------- -------------------------
          ARD Loan                  23                 42.8%
============================== ============= =========================
           TOTAL:                  152                100.0%
============================== ============= =========================

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS, NOR ANY OF THEIR AFFILIATES MAKE ANY REPRESENTATION OR

WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).